===============================================================================


                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): October 4, 1999

                           THE COOPER COMPANIES, INC.

             (Exact name of registrant as specified in its charter)

        Delaware                      1-8597                       94-2657368
(State or other jurisdiction   (Commission File Number)   (IRS Employer Identification No.)
     of incorporation)

       6140 Stoneridge Mall Road, Suite 590, Pleasanton, California 94588
                    (Address of principal executive offices)

                                 (925) 460-3600
              (Registrant's telephone number, including area code)

================================================================================

ITEM 5. OTHER EVENTS.

On October 4, 1999, The Cooper Companies, Inc. issued a press release announcing that its CooperSurgical unit had entered into a purchase agreement to acquire a group of women's health care products from BEI Medical Systems Company, Inc. (NASDAQ: BMED). This release is filed as an exhibit to and is incorporated by reference to this report.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

               (c) Exhibits.

Exhibit
  No.          Description
--------       -----------
99.1           Press Release dated October 4, 1999 of The Cooper Companies, Inc.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               THE COOPER COMPANIES, INC.

                                               By /s/ Stephen C. Whiteford
                                                  ----------------------------
                                                  Stephen C. Whiteford
                                                  Vice President and
                                                  Corporate Controller
                                                  Principal Accounting Officer)

Dated:  October 12, 1999

                                  EXHIBIT INDEX

Exhibit                                                               Sequentially
  No.          Description                                            Numbered Page
-------        -----------                                            -------------
99.1           Press Release dated October 4, 1999 of The Cooper
               Companies, Inc.